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                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List

                                                                                                              %   State/Country
Name                                                                                                        Owned Incorporation
----                                                                                                        ----- -------------
ALCHEMATRIX, INC.                                                                                            100    Delaware
       Fisher Internet Minority Holdings L.L.C.                                                              100    Delaware
ALCHEMATRIX LLC                                                                                              100    Delaware
APPLIED SCIENTIFIC CORPORATION                                                                               100    California
COLUMBIA DIAGNOSTICS, INC.                                                                                   100    Delaware
FISHER HAMILTON L.L.C.                                                                                       100    Delaware
       Epoxyn Products L.L.C.                                                                                100    Delaware
       Systems Manufacturing Corporation                                                                     100    Delaware
       Fisher Alder S.A. de C.V.                                                                             0.01   Mexico
FISHER SCIENTIFIC BRAZIL INC.                                                                                100    Delaware
FISHER SCIENTIFIC CENTRAL AMERICA INC.                                                                       100    Delaware
FISHER SCIENTIFIC CHILE INC.                                                                                 100    Delaware
       Consultores Fisher Scientific Chile Ltd.                                                              50     Chile
FISHER SCIENTIFIC COLOMBIA INC.                                                                              100    Delaware

FISHER SCIENTIFIC COMPANY L.L.C.                                                                             100    Delaware
       Biochemical Sciences LLC                                                                              100    Delaware
       Fisher Clinical Services Inc.                                                                         100    Pennsylvania
           Cole-Parmer Instrument Company                                                                    100    Illinois
                Cole-Parmer Instrument Company Limited                                                       100    United Kingdom
                Eutech Instruments Pte Ltd                                                                   100    Singapore
                      Eutech Instruments Europe B.V.                                                         70     Netherlands
                      Eutech Instruments Sdn Bhd                                                             100    Malaysia
           Labcor Technical Sales, Inc.                                                                      100    Canada (ONT)
           Schantz Road LLC                                                                                  100    Pennsylvania
           Specialty Motors Inc.                                                                             100    California
       Fisher Scientific Canada Holdings Inc.                                                                100    Delaware
           FSWH II C.V.                                                                                      22.15  Netherlands
       Fisher Scientific de Mexico, S.A.                                                                     100    Mexico
       Medical Analysis Systems, Inc.                                                                        100    Delaware
           Medical Analysis Systems International, Inc.                                                      100    California
           Medical Diagnostics Systems, Inc.                                                                 100    California
       MexLab, S.A.                                                                                          40     Mexico
           LabStore de Mexico, S.A.                                                                          51     Mexico
       LabStore de Mexico, S.A.                                                                              49     Mexico
       United Diagnostics, Inc.                                                                              100    Delaware

FISHER SCIENTIFIC GMBH                                                                                       93.4   Germany
       Fisher Scientific, spol.s.r.o.                                                                        67     Czech Rep.
FISHER SCIENTIFIC LATIN AMERICA INC.                                                                         100    Delaware
FISHER SCIENTIFIC MEXICO INC.                                                                                100    Delaware
       Fisher Alder S.A. de C.V.                                                                             99.99  Mexico
       Fisher Scientific Mexicana, S.A. de C.V                                                               99.99  Mexico
           Casa Rocas, S. de R.L. de C.V.                                                                    99.99  Mexico
FISHER SCIENTIFIC MIDDLE EAST AND AFRICA INC.                                                                100    Delaware
       Fisher Scientific Middle East and Africa L.L.C.                                                       100    Egypt
FISHER SCIENTIFIC OPERATING COMPANY                                                                          100    Delaware
FISHER SCIENTIFIC PERU INC.                                                                                  100    Delaware
FISHER SCIENTIFIC VENEZUELA INC.                                                                             100    Delaware
GOLDEN WEST INDEMNITY COMPANY LIMITED                                                                        100    Bermuda

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List

                                                                                                              %   State/Country
Name                                                                                                        Owned Incorporation
----                                                                                                        ----- -------------
HYCLONE LABORATORIES, INC.                                                                                   100    Utah
       HyClone International Trade (Tianjin) Co., Ltd                                                        100    China
       HyNetics, LLC                                                                                         50     Delaware
       National HyClone (Lanzhou) Bio-engineering Co., Ltd                                                   51     China
       Panymex International S.A.                                                                            50     Panama
           Corimex S.A.                                                                                      100    Costa Rica
           Guaimex S.A.                                                                                      100    Guatemala
           Honimex S.A.                                                                                      100    Honduras
           Nicamex S.A.                                                                                      100    Nicaragua
           Panymex S.A.                                                                                      100    Panama
           Salvimex S.A.                                                                                     100    El Salvador
MIMOTOPES PTY LIMITED                                                                                        100    Australia
       Mimotopes (UK) Ltd.                                                                                   100    U. Kingdom
       Mimotopes France SARL                                                                                 100    France


NEW FS HOLDINGS INC.                                                                                         100    Delaware
       Hangar 215, Inc.                                                                                      100    Delaware
PIERCE BIOTECHNOLOGY INC.                                                                                    100    Delaware
       Perbio Science Inc.  (Inactive)                                                                       100    Delaware
PIERCE MILWAUKEE, INC.                                                                                       100    Delaware
       Pierce Milwaukee LLC                                                                                  1      Wisconsin
       Pierce Milwaukee Holding Corp.                                                                        100    Delaware
           Pierce Milwaukee LLC                                                                              99     Wisconsin
UNION LAB. SUPPLIES LIMITED                                                                                  100    Hong Kong

FISHER SCIENTIFIC WORLDWIDE INC.                                                                             100    Delaware
       Consultores Fisher Scientific Chile Ltd.                                                              50     Chile
       Casa Rocas, S. de R.L. de C.V.                                                                        0.01   Mexico
       Fisher Scientific Holding Company                                                                     100    Delaware
           Fisher Scientific Holding HK Limited                                                              0.01   Hong Kong
           Fisher Scientific Holdings (M) Sdn Bhd                                                            100    Malaysia
                Bumi-Sains Sendirian Berhad                                                                  100    Malaysia
                Fisher Scientific (M) Sdn Bhd                                                                90     Malaysia
                General Scientific Company Snd Bhd (M)                                                       86     Malaysia
                      Fisher CW Medical Sdn Bhd                                                              100    Malaysia
                      Fisher Scientific Consultancy Sdn Bhd                                                  100    Malaysia
                      Fisher Scientific (M) Sdn Bhd                                                          10     Malaysia
           Fisher Scientific Holdings (S) Pte Ltd                                                            100    Singapore
                Fisher Scientific Pte Ltd                                                                    100    Singapore
                      Fisher Scientific (SEA) Pte. Ltd.                                                      100    Singapore
                      Fisher Genetics Asia Pte Ltd                                                           10     Singapore
                      Fisher Scientific Australia Pty. Limited                                               100    Australia
                Fisher Genetics Asia Pte Ltd                                                                 90     Singapore
       Fisher Scientific Holding HK Limited                                                                  100    Hong Kong
           Fisher Scientific [Hong Kong] Limited                                                             99.99  Hong Kong
           Guangzhou Fisher Scientific Company Limited                                                       100    P.R. China
       Fisher Scientific Mexicana, S.A. de C.V                                                               0.01   Mexico
       FSWH II C.V.                                                                                          77.81  Netherlands
           FSWH Company LLC                                                                                  100    Delaware
                FSI Receivables Company LLC                                                                  100    Delaware
           Fisher Canada Holding ULC 1                                                                       100    Canada (NS)
                Fisher Canada Holding ULC 2                                                                  100    Canada (NS)
                      Fisher CLP Holding Limited Partnership                                                 5      Canada (NB)
                      Fisher Canada Limited Partnership                                                      5      Canada (NB)
                Fisher CLP Holding Limited Partnership                                                       95     Canada (NB)
                      Fisher Canada Limited Partnership                                                      95     Canada (NB)

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List

                                                                                                              %   State/Country
Name                                                                                                        Owned Incorporation
----                                                                                                        ----- -------------
FISHER SCIENTIFIC WORLDWIDE INC.  [CONTINUED...]
       FSWH II C.V.  [CONTINUED...]
           FISHER CANADA HOLDING ULC 1 [CONTINUED...]
                FISHER CLP HOLDING LIMITED PARTNERSHIP [CONTINUED...]
                      FISHER CANADA LIMITED PARTNERSHIP [CONTINUED...]
                           Fisher Scientific Company                                                         100    Canada (NS)
                                Fisher Scientific of the Netherlands B.V.                                    23     Netherlands
                                Fisher (Barbados) Holding SRL (5)                                            100    Barbados
                                Fisher Scientific Luxembourg S.a.r.l.                                        100    Luxembourg
                                Fisher Canada Limited                                                        100    Canada (ONT)
                                     FSL Holding L.L.C.                                                      100    Delaware
                                          Fisher Scientific of the Netherlands B.V.                          77     Netherlands
                                               Fisher Emergo B.V.                                            100    Netherlands
                                                    Labo-Tech B.V.                                           100    Netherlands
                                Fisher Scientific Europe Holdings B.V.                                       72     Netherlands
                                Fisher Scientific U.K. Holding Company Limited                               100    U. Kingdom
                                     Fisher Clinical Services U.K. Limited                                   100    U. Kingdom
                                     Fisher Scientific Holding U.K., Limited                                 100    U. Kingdom
                                          Fisher Scientific U.K., Limited                                    100    U. Kingdom
                                          Orme Scientific Limited                                            100    U. Kingdom
                                     Fisher Scientific Europe Holdings B.V.                                  28     Netherlands
                                          Fisher Scientific The Hague III B.V.                               100    Netherlands
                                               Fisher Scientific The Hague II B.V.                           100    Netherlands
                                                    Acros Organics B.V.B.A.                                  0.01   Belgium
                                                    Fisher Bioblock Holding II SNC                           0.01   France
                                                    Fisher Chimica N.V.                                      0.01   Belgium
                                               Fisher Scientific The Hague IV B.V.                           95     Netherlands
                                                    Acros Organics B.V.B.A.                                  99.98  Belgium
                                                         Fisher Scientific AG                                82.45  Switzerland
                                                         Ecochem N.V.                                        100    Belgium
                                                         Fisher Chimica N.V.                                 99.99  Belgium
                                                              Acros Organics B.V.B.A.                        0.01   Belgium
                                                         Fisher Scientific The Hague V B.V.                  100    Netherlands
                                                              Fisher Scientific Ireland Holding              100    Ireland
                                                              Fisher Clinical Services Holding GmbH          100    Switzerland
                                                                   Fisher Clinical Services AG               100    Switzerland
                                               Fisher Scientific The Hague I B.V.                            100    Netherlands
                                                    Fisher Bioblock Holding II SNC                           99.99  France
                                                    Fisher Bioblock Holding SAS                              100    France
                                                         Fisher Bioblock Scientific S.A.S.                   100    France
                                                              Avantec Sarl                                   89     France
                                                              Fisher Bioblock Scientific SPRL                99     Belgium
                                                              S.E.R.I.S.I. S.A.S.                            100    France
                                                                   Fisher Bioblock Scientific SPRL           1      Belgium
                                                                   Fisher Scientific S.A.S.                  41     France
                                                              Fisher Scientific AG                           17.55  Switzerland
                                                              Fisher Scientific S.A.S.                       59     France
                                                              Novodirect GmbH                                100    Germany
                                                              SCI Inno 92                                    100    France
                                                         Fisher Scientific Jersey Island Limited             100    Jersey
                                                              Fisher Maybridge Holdings Limited              100    U. Kingdom
                                                                   Maybridge Chemical Holdings Limited       100    U. Kingdom
                                                                        Maybridge Limited                    100    U. Kingdom
                                                                        Maybridge Chemical Company Limited   100    U. Kingdom
                                                                        Maybridge Trustees Limited           100    U. Kingdom
                                                    Fisher Scientific The Hague IV B.V.                      5      Netherlands

                      FISHER SCIENTIFIC INTERNATIONAL INC.
                           Worldwide Subsidiary List

                                                                                                              %   State/Country
Name                                                                                                        Owned Incorporation
----                                                                                                        ----- -------------
FISHER SCIENTIFIC WORLDWIDE INC.  [CONTINUED...]
       FSWH II C.V.  [CONTINUED...]

           Fisher Scientific Worldwide Holdings I C.V.                                                       95     Netherlands
                FSII Sweden Holdings I AB                                                                    100    Sweden
                      FSII Sweden Holdings AB                                                                100    Sweden
                           Perbio Science AB                                                                 99.21  Sweden
                                Fisher Perbio Holding, LLC                                                   100    Delaware
                                HyClone AB                                                                   100    Sweden
                                     Perbio Science N.V.                                                     0.01   Belgium
                                HyClone UK Limited                                                           100    U. Kingdom
                                     Perbio Science UK Limited                                               100    U. Kingdom
                                Perbio Science (Australia) Pty. Limited                                      100    Australia
                                Perbio Science (Canada), Inc.                                                100    Canada (ALB)
                                Perbio Science AB                                                            100    Delaware
                                Perbio Science Deutschland GmbH                                              100    Germany
                                Perbio Science France SAS                                                    99.99  France
                                Perbio Science Hong Kong Limited                                             100    Hong Kong
                                Perbio Science International Netherlands  BV                                 100    Netherlands
                                     Atos Medical Holding AB                                                 100    Sweden
                                          Atos Medical AB                                                    100    Sweden
                                               Atos Medical B.V.                                             100    Netherlands
                                               Atos Medical GmbH                                             100    Germany
                                               Atos Medical Inc.                                             100    Delaware
                                               Perbio Science France SAS                                     0.01   France
                                               Platon Medical Ltd                                            72     U. Kingdom
                                Perbio Science Invest AB                                                     100    Sweden
                                Perbio Science Nederland B.V.                                                100    Netherlands
                                Perbio Science N.V.                                                          99.99  Belgium
                                Perbio Science Projekt AB                                                    100    Sweden
                                Perbio Science Switzerland SA                                                99.7   Switzerland


FISHER SCIENTIFIC WORLDWIDE INC.  [CONTINUED...]

       Fisher Scientific Japan, Ltd.                                                                         50     Japan
       Fisher Scientific Korea Ltd.                                                                          100    Korea
       Fisher Scientific Worldwide Holdings I C.V.                                                           5      Netherlands
       Fisher WWD Holding L.L.C.                                                                             100    Delaware
           FSWH II C.V.                                                                                      0.042  Netherlands

       Kyle Jordan Investments Inc.                                                                          100    Delaware
           Pacific Rim Far East Industries, Inc.                                                             100    Delaware
                Pacific Rim Investment, Inc.                                                                 100    Delaware
                      General Scientific Company Sdn Bhd (M)                                                 14     Malaysia

       Liberty Lane Investment Company                                                                       100    Delaware